Popular High Grade Fixed Income Fund, Inc.

Schedule of Investments

March 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (30.67%)
California (0.79%)
$440,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$464,647

Georgia (2.96%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,748,032

Illinois (1.05%)
300,000	State of Illinois Sales Tax Revenue - Revenue Bonds (Series September 2016)	2.720%	06/15/27	274,558
360,000	State of Illinois Sales Tax Revenue - Revenue Bonds (Series March 2014)	4.620%	06/15/38	344,983

Kansas (1.51%)
880,000	State of Kansas Department of Transportation - Revenue Bonds (Series 2010A)	4.596%	09/01/35	892,435

Maryland (5.40%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,084,791
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,077,181
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,025,530

New York (4.21%)
475,000	New York City Transitional Finance Authority Future Tax Secured Revenue - Revenue Bonds (Series 2012D)	4.200%	11/01/30	461,877
65,000	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	66,553
1,800,000	New York State Environmental Facilities Corp. - Revenue Bonds (Series 2010B)	5.807%	06/15/39	1,960,842

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (continued)
North Carolina (2.68%)
$1,760,000	University of North Carolina at Chapel Hill - Revenue Bonds (Series 2016C)	3.327%	12/01/36	$1,583,294

Texas (8.57%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	536,357
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	719,508
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	959,585
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,908,059
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	937,068

Virginia (1.53%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	904,950

Washington (1.98%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,167,515

Total Municipal Bonds				$18,117,765
(Cost $20,227,626)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (15.23%)
5,000,000	Puerto Rico Electric Power Authority - Revenue Bonds	3.625%	07/01/23	4,985,793
3,770,000	Puerto Rico Housing Finance Authority - Revenue Bonds	6.750%	12/01/28	4,013,413

Total Puerto Rico Agencies				8,999,206
(Cost $9,072,987)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (18.21%)
126,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/24	119,142

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$355,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/27	$291,668
346,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/29	257,688
445,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/31	296,844
501,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/33	300,700
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/46	1,247,898
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)	0.000%	07/01/51	752,239
1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.329%	07/01/40	1,718,172
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.500%	07/01/34	362,231
57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.536%	07/01/53	50,310
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.550%	07/01/40	173,942
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	4.750%	07/01/53	1,247,652
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)	4.784%	07/01/58	687,995

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)	5.000%	07/01/58	$3,248,768

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				10,755,249
(Cost $11,505,696)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Collateralized Mortgage Obligations (0.00%)(b)
$1,033	Banktrust Mortgage Trust 3(c)	5.950%	08/01/23	$1,033
(Cost $1,033)

Total Puerto Rico Collateralized Mortgage Obligations				$1,033

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (15.33%)(d)
372,580	GNMA Pool 609097	5.000%	06/15/38	374,928
321,337	GNMA Pool 719882	5.000%	08/15/39	327,620
276,125	GNMA Pool 691686	5.000%	02/15/40	283,031
18,049	GNMA Pool 636498	5.500%	04/15/25	18,385
138,895	GNMA Pool 593621	5.500%	12/15/32	137,666
167,555	GNMA Pool 572021	5.500%	01/15/33	166,124
42,672	GNMA Pool 597878	5.500%	02/15/33	43,508
95,447	GNMA Pool 597885	5.500%	04/15/33	97,318
35,525	GNMA Pool 597888	5.500%	05/15/33	36,222
43,773	GNMA Pool 622056	5.500%	03/15/34	44,632
79,050	GNMA Pool 631039	5.500%	01/15/35	80,601
192,444	GNMA Pool 631045	5.500%	03/15/35	196,449
213,025	GNMA Pool 592837	5.500%	06/15/35	217,784
57,330	GNMA Pool 643745	5.500%	07/15/35	58,455
42,519	GNMA Pool 618256	5.500%	07/15/35	43,347
186,346	GNMA Pool 643758	5.500%	01/15/36	190,193
372,246	GNMA Pool 678611	5.500%	11/15/38	382,894
132,923	GNMA Pool 456374	6.000%	02/15/29	135,621
81,994	GNMA Pool 636530	6.000%	05/15/30	83,512
124,271	GNMA Pool 597887	6.000%	05/15/33	126,722
59,138	GNMA Pool 597883	6.000%	05/15/33	60,235
80,745	GNMA Pool 607382	6.000%	08/15/33	82,245
115,389	GNMA Pool 597899	6.000%	08/15/33	117,665
163,275	GNMA Pool 622036	6.000%	08/15/33	166,620
94,020	GNMA Pool 622041	6.000%	09/15/33	95,767
49,441	GNMA Pool 608642	6.000%	07/15/34	50,360
42,501	GNMA Pool 631050	6.000%	03/15/35	43,292
151,780	GNMA Pool 618257	6.000%	07/15/35	154,778
112,354	GNMA Pool 643761	6.000%	01/15/36	114,553
167,560	GNMA Pool 643759	6.000%	01/15/36	170,930
3,211,237	GNMA Pool 782087	6.000%	04/15/36	3,393,345
75,442	GNMA Pool 647562	6.000%	05/15/36	76,846
220,567	GNMA Pool 638705	6.000%	11/15/36	225,515

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (15.33%)(d) (continued)
$64,307	GNMA Pool 663448	6.000%	03/15/37	$63,964
126,066	GNMA Pool 678609	6.000%	11/15/38	128,556
39,426	GNMA Pool 572103	6.500%	04/15/34	41,675
83,744	GNMA Pool 572113	6.500%	06/15/34	86,179
50,376	GNMA Pool 572122	6.500%	07/15/34	51,841
65,257	GNMA Pool 572128	6.500%	08/15/34	67,155
20,983	GNMA Pool 572136	6.500%	10/15/34	21,593
48,949	GNMA Pool 592840	6.500%	07/15/35	50,373
142,712	GNMA Pool 592859	6.500%	12/15/35	146,921
49,388	GNMA Pool 618293	6.500%	12/15/35	50,825
59,987	GNMA Pool 592865	6.500%	01/15/36	61,731
70,531	GNMA Pool 592874	6.500%	03/15/36	72,582
40,169	GNMA Pool 592880	6.500%	04/15/36	42,516
175,439	GNMA Pool 678612	6.500%	11/15/38	180,809
185,819	GNMA Pool 678608	7.000%	12/15/38	192,909
Total Puerto Rico GNMA Bonds				9,056,792
(Cost $8,775,164)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (39.92%)(e)
733,510	FNMA Pool AC0808	5.000%	11/01/39	749,173
208,531	FNMA Pool 758601	5.500%	01/01/35	210,919
191,266	FNMA Pool 745292	5.500%	05/01/35	197,403
1,189,940	FNMA Pool 827687	5.500%	11/01/35	1,235,505
430,768	FNMA Pool 827684	5.500%	11/01/35	441,130
450,850	FNMA Pool 827698	5.500%	12/01/35	461,462
379,782	FNMA Pool 827695	5.500%	12/01/35	387,094
286,155	FNMA Pool 829461	5.500%	01/01/36	291,099
299,320	FNMA Pool 850022	5.500%	04/01/36	303,515
287,729	FNMA Pool 850019	5.500%	04/01/36	291,854
336,250	FNMA Pool 827685	6.000%	11/01/35	346,103
87,607	FNMA Pool 827696	6.000%	12/01/35	89,425
1,655,587	FNMA Pool 827712(f)	6.000%	01/01/36	1,729,566
321,162	FNMA Pool 827709	6.000%	01/01/36	330,134
638,935	FNMA Pool 849982	6.000%	02/01/36	665,926
1,080,403	FNMA Pool 849985	6.000%	02/01/36	1,129,999
1,412,942	FNMA Pool 850013	6.000%	03/01/36	1,477,821
169,570	FNMA Pool 850010	6.000%	03/01/36	173,301
391,298	FNMA Pool 850020	6.000%	04/01/36	403,077
705,378	FNMA Pool 850023	6.000%	04/01/36	737,081
1,124,970	FNMA Pool 850033	6.000%	05/01/36	1,173,401
99,234	FNMA Pool 850029	6.000%	05/01/36	101,294
87,427	FNMA Pool 850039	6.000%	06/01/36	89,242
892,183	FNMA Pool 850042	6.000%	06/01/36	933,144
919,030	FNMA Pool 850058	6.000%	07/01/36	961,238
260,695	FNMA Pool 850055	6.000%	07/01/36	267,644
103,207	FNMA Pool 850069	6.000%	08/01/36	105,412
222,144	FNMA Pool 881251	6.000%	09/01/36	228,709
526,800	FNMA Pool 881266	6.000%	10/01/36	544,340
92,435	FNMA Pool 881262	6.000%	10/01/36	94,354

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (39.92%)(e) (continued)
$188,103	FNMA Pool 881281	6.000%	11/01/36	$192,108
1,563,562	FNMA Pool 904973	6.000%	02/01/37	1,629,667
211,437	FNMA Pool 904968	6.000%	02/01/37	216,113
332,002	FNMA Pool 905013	6.000%	05/01/37	340,887
935,094	FNMA Pool 909131	6.000%	12/01/37	976,521
233,171	FNMA Pool 953094	6.000%	01/01/38	238,465
97,430	FNMA Pool 835580	6.500%	07/01/35	98,127
614,178	FNMA Pool 850030	6.500%	05/01/36	640,866
1,041,512	FNMA Pool 850034	6.500%	05/01/36	1,102,845
1,883,686	FNMA Pool 850043	6.500%	06/01/36	1,996,479
Total Puerto Rico Fannie Mae Bonds				23,582,443
(Cost $22,686,563)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (2.10%)(g)
198,761	FGLMC Pool G08831	4.000%	08/01/48	193,252
47,270	FGLMC Pool D97354	5.500%	05/01/24	47,787
216,968	FGLMC Pool D97957	5.500%	01/01/26	219,343
23,245	FGLMC Pool A35321	5.500%	06/01/35	23,501
523,253	FGLMC Pool A45241	6.000%	02/01/35	545,272
122,188	FGLMC Pool A41459	6.000%	01/01/36	124,850
34,422	FGLMC Pool A56874	6.000%	01/01/37	35,169
51,161	FGLMC Pool A58013	6.000%	03/01/37	52,272
459	FGLMC Pool A64760	6.000%	07/01/37	470
Total Puerto Rico Freddie Mac Bonds				1,241,916
(Cost $1,218,011)

Total Puerto Rico Collateralized Mortgage Obligations				$1,241,916

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (6.74%)
1,727,000	Microsoft Corp.(h)	3.450%	08/08/36	1,597,672
1,500,000	Microsoft Corp.(h)	3.500%	02/12/35	1,426,097
300,000	Microsoft Corp.(h)	3.700%	08/08/46	272,342
750,000	Microsoft Corp.(h)	3.750%	02/12/45	684,348
Total Corporate Bonds				3,980,459
(Cost $4,314,253)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (10.99%)
1,000,000	Federal Farm Credit Banks Funding Corp.	2.600%	07/07/36	821,073
6,000,000	Federal Farm Credit Banks Funding Corp.(f)	2.830%	11/28/28	5,668,692
Total US Government Sponsored Entities				6,489,765
(Cost $6,936,328)

Principal Amount/Description	Rate	Maturity	Value
US Government Sponsored Entities (continued)
Total Investments (139.19%)
(Cost $84,737,660)			$82,224,628

Liabilities in Excess of Other Assets (-39.19%)			(23,151,650)
NET ASSETS (100.00%)			$59,072,978

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Investments in collateralized mortgage obligations - These obligations are comprised of subordinates tranches of securitizations. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.
(d)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(g)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(h)	Security may be called before its maturity date.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street	5.15%	03/16/2023	04/14/2023	$(7,461,000)
South Street	5.30%	03/23/2023	04/25/2023	(6,447,000)
South Street	5.30%	03/31/2023	04/03/2023	(9,557,000)
				$(23,465,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the 1940 Act. The Fund was incorporated on August 13, 2002, and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Shares of the Fund are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 2.50%. Shares may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering. Once the Shares have been registered under the Securities Act, the Fund will publish a supplement advising its shareholders and interested investors that the Shares are again available for purchase.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. (“Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management LLC, on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1–	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2–	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3–	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

•	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
•	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Municipal Bonds	$–	$18,117,765	$–	$18,117,765
Puerto Rico Agencies	–	8,999,206	–	8,999,206
Puerto Rico Government Instrumentalities Tax Exempt Notes	– –	10,755,249	– –	10,755,249
Puerto Rico Collateralized Mortgage Obligations	–	–	1,033	1,033
Puerto Rico GNMA Bonds	–	9,056,792	–	9,056,792
Puerto Rico Fannie Mae Bonds	–	23,582,443	–	23,582,443
Puerto Rico Collateralized Mortgage Obligations	–	1,241,916	–	1,241,916
Corporate Bonds	–	3,980,459	–	3,980,459
US Government Sponsored Entities	–	6,489,765	–	6,489,765
Total	$–	$82,223,595	$1,033	$82,224,628

* Refer to the Fund's Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the fund has used Level 3 unobservable inputs determining fair value as of March 31,2023.

Asset Type	Balance as of June 30, 2022	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Paydowns/ Maturities	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2023	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2023
Collateralized Mortgage Obligations	$6,340	$-	$-	$-	$-	$-	$(5,307)	$-	$-	$1,033	$-
	$6,340	$-	$-	$-	$-	$-	$(5,307)	$-	$-	$1,033	$-

There were no purchase, sale or transfers into or out of level 3 securities during the period ended March 31, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of March 31, 2023 there were no temporary cash investments.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

NOTE 4. RISKS AND UNCERTAINTIES

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to. The below is a summary of certain risks which could affect the Fund’s performance.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2023 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset-backed securities, like traditional fixed- income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.